EXHIBIT 10.4
                           ASSIGNMENT

     WHEREAS,  Richard  L.  Bready ("Bready")  and  Nortek,  Inc.

("Nortek") entered into Confirmatory Split Dollar Agreement No. 1 as  of December 31, 1996 (the "Agreement"), which relates to  New

York  Life Insurance Policies No. [Policy Numbers Redacted]  (the

"Policies"); and

     WHEREAS, the Agreement provides that Nortek will continue to own  the  Policies, but the death benefit payable  upon  Bready's death  in excess of Nortek's Interest in the Policies (as defined in  the Agreement) (hereinafter the "Net Death Benefit") shall be paid to the one or more beneficiaries designated by Bready or his assignee; and

     WHEREAS, paragraph 12 of the Agreement provides that  Bready

"shall have the right to assign any part or all of [his] interest in  this Agreement and any of the Policies to any person,  entity or trust by execution of a written assignment delivered to Nortek and  a new designation of beneficiary to [New York Life Insurance

Company]."; and

     WHEREAS, Bready wishes to assign all of his interest in  the

Agreement;

     NOW  THEREFORE, Bready hereby irrevocably assigns all of his interest  in  and  rights  under the Agreement  and  all  of  his interest in and rights to the Policies to Douglass N. Ellis, Jr.,

or  his  successor (the "Trustee"), as trustee of The Richard  L.

Bready  1996  Irrevocable Trust dated December 20, 1996.   Bready

intends by this Assignment to make an irrevocable transfer to the

Trustee  of  all of his interest in the Agreement, including  all

incidents  of  ownership  he has over the  Policies.   Bready  is

executing   simultaneously  herewith   a   new   designation   of

beneficiary  confirming  that the  Net  Death  Benefit  shall  be payable to the beneficiary named by the Trustee or his successor.

     SIGNED in two original counterparts this 15th day of

September, 1997.

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/s/Donna Z. Laflamme                    /s/Richard L. Bready
Witness                                 Richard L. Bready




     The undersigned hereby acknowledges receipt of the foregoing

Assignment  and agrees to be bound by the terms of the Agreement,

all as of the date last above written.



                                        /s/ Douglass N. Ellis, Jr.
                                        Douglass N. Ellis, Jr.,
                                        as trustee of The Richard
                                        L. Bready 1996
                                        Irrevocable Trust, and
                                        not individually


     The undersigned hereby acknowledges receipt of the foregoing

Assignment.

                                        NORTEK, INC.



                                        By:  /s/ Kevin W. Donnelly
                                        Its:  Vice President,
                                           duly authorized